                            SECURITIES AND EXCHANGE COMMISSION

                                 Washington, D.C. 20549

                                        FORM 8-K

                                     CURRENT REPORT


                         Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act of 1934


                   Date  of Report (Date of earliest event reported)

                                    January 25, 1995
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                                   Rhone-Poulenc Rorer Inc.
                      --------------------------------------------------
                   (Exact name of registrant as specified in its charter)


Pennsylvania                           1-5851                  23-1699163
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(State or other juris-                (Commission            (IRS Employer
diction of incorporation)             File Number)         Identification No.)

          500 Arcola Road, Collegeville, PA                        19426
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         (Address of principal executive offices)                (Zip Code)


    Registrant's telephone number, including area code      (610)454-8000
                                                    --------------------------


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         (Former name or former address, if changed since last report)






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Item 5.           Other Events
               ---------------------

         Rhone-Poulenc Rorer Announces Management Changes, Michel
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              de Rosen to Become Chief Executive Officer
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     In a January 25, 1995 press release, the Board of Directors of Rhone-
Poulenc Rorer announced that Michel de Rosen, President of RPR, Inc will also become Chief Executive Officer effective April 25, 1995, the date of the Annual Meeting of the Shareholders. Robert Cawthorn, presently Chairman and Chief Executive Officer, will remain RPR's Chairman.
     Prior to his appointment as RPR's President and Chief Operating Officer in September 1993, Mr. de Rosen served as CEO of the Fibers and Polymers
Sector of Rhone-Poulenc SA and had previous experience as head of part of Rhone-Poulenc's pharmaceutical business in France.
     At the same time, RPR announced two other senior management
appointments.   John Sedor has been appointed to Executive Vice President,
RPR. He will retain his responsibilities as President, Armour Pharmaceuticals, RPR's plasma protein company, and, in addition, will oversee Corporate Human Resources and Business Development. He will continue to report to Mr. de Rosen. Timothy Rothwell will join the company as Executive Vice President, RPR, and President, Pharmaceutical Operations. He will be responsible for RPR's worldwide pharmaceutical business operations, excluding Armour and Dermik. Mr. Rothwell will report to Michel de Rosen. Mr. Rothwell joins RPR from Sandoz Pharmaceuticals Corporation, where he was most recently Senior
Vice President, Worldwide Business Development and Licensing, and before that was CEO and President of Sandoz's US Pharmaceutical business. These appointments are effective January 30, 1995.




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                                                   SIGNATURES
                                       ------------------------------------

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 RHONE-POULENC RORER INC.
                                       ---------------------------------------
                                                     (registrant)




    Dated:  January 26, 1995           By:  /s/   PATRICK LANGLOIS
                                    ------------------------------------
                                                  Patrick Langlois
                                                  Senior Vice President and
                                                  Chief Financial Officer








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